IAA TRUST FUNDS APPLICATION

1. AMOUNT INVESTED ($1,000 minimum)

   FORM OF PAYMENT - INITIAL INVESTMENT

   [ ] Check for $________ enclosed - payable to FUND(s)/SERIES of your choice
   [ ] NAV Purchase [ ] Farm Bureau Member - Membership No. ____________________
                    [ ] Customer of IAA Trust Company
                    [ ] Employee of IAA or affiliate
   [ ] Broker/Dealer
   [ ] My Dealer purchased ___________ of the FUND/SERIES on __________
                             Shares                            Date

   [ ] IAA Trust Growth Fund
   [ ] IAA Trust Asset Allocation Fund
   [ ] IAA Trust Tax Exempt Bond Fund
       IAA Trust Taxable Fixed
       Income Series Fund
       [ ] Money Market Series
       [ ] Short-Term Government Bond Series
       [ ] Long-Term Bond Series

2. REGISTRATION (Please Print)

   INDIVIDUAL *(Joint ownership with rights of survivorship unless otherwise noted)

   _____________________________________________________________________________
   First name               Middle Initial     Last Name       Social Security #

   _____________________________________________________________________________
   Jt. Owner First Name*    Middle Initial     Last Name       Social Security #

   GIFT TO MINORS

   _____________________________________________________________________________
   Name of Custodian (name one only)            As Custodian For (name one only)

   Under the _______ Uniform Gift to Minors Act           ___________________
              State                                    Minor's Social Security #

   CORPORATIONS, PARTNERSHIPS, TRUSTS and OTHERS (complete Corporate Resolution)

   _____________________________________________________________________________
    Name of Corporation, Partnership, Trust or Other

   _____________________________________________________________________________
   Tax I.D. #                  Name of Trustee(s)                  Date of Trust

   Citizen of: [ ] United States    [ ] Other (Please Indicate) ________________

3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   _____________________________________________________________________________
   Street Address & Apt. #                           City       State     Zip

   (  )_________________________         (  )_________________________
   Residence Number                      Business Number

4. DISTRIBUTION OPTIONS (Please indicate one - Distributions will be reinvested if no option is checked)

   [ ] Automatic Compounding (dividends & capital gains in additional shares)
   [ ] Cash Dividends (dividends in cash, capital gains in additional shares)
   [ ] All Cash (dividends & capital gains in cash)


5. SYSTEMATIC WITHDRAWAL PLAN (Minimum investment $5,000) A check will be sent each [ ] month or [ ] quarter in the amount of $________ to you at your address of record unless otherwise noted. Monthly minimum amount is $25.00.

6. TELEPHONE EXCHANGE and REDEMPTION OPTION

   [ ] Permits exchanges between accounts with identical registrations.

   [ ] I (we) authorize FPS Services to honor telephone instructions for my(our) account. Neither the Fund nor Fund/Plan FPS Services will be liable for properly acting upon telephone instructions believed to be genuine. Please attach a voided check on the Transfer account or complete below.

       _________________________________________________________________________
       Name of Bank                        City               State

       _________________________________________________________________________
       Account Number [ ] Checking [ ] Savings Bank Routing Number (nine digits)

7. SIGNATURE AND CERTIFICATION, And Back-up Withholding Certification

    Under the penalties of perjury, I (we) certify the following:

      1. I (We) certify that the number shown on this form is my (our) correct tax identification number.

      2. I (We) am not (are not) subject to backup withholding as a result of failure to report all interest and dividends, or the Internal Revenue Service has notified me (us) that I (we) am (are) no longer subject to backup withholding.

         Citizen of: [ ] United States  [ ] Other (Please indicate)_____________

             "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding".

         _______________________________________________________     ___________
          Signature   [ ] Owner   [ ] Custodian  [ ] Trustee            Date


         _______________________________________________________     ___________

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          Signature of Joint Owner (if applicable)                      Date

   [ ] Check box if you have been notified by the IRS that you are subject to backup withholding.

8. INVESTMENT DEALER INFORMATION

   _____________________________________________________________________________
   Firm Name                     Rep. Name & Number        Authorized Signature

   _____________________________________________________________________________
   Street Address                     City                 State             Zip